UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): December 31, 2008
KAISER ALUMINUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-52105 (Commission File Number)	94-3030279 (I.R.S. Employer Identification No.)

27422 Portola Parkway, Suite 350 Foothill Ranch, California (Address of Principal Executive Offices)	92610-2831 (Zip Code)
(949) 614-1740
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective as of December 31, 2008, the following compensatory arrangements previously entered into or adopted by Kaiser Aluminum Corporation (the “Company”) or one of its subsidiaries were amended:
(1)	Employment Agreement, dated as of July 6, 2006 (the “Hockema Employment Agreement”), with Jack A. Hockema, the Company’s principal executive officer;

(2)	Change in Control Severance Agreements (the “Change in Control Severance Agreements”) with John Barneson, John M. Donnan, and Daniel J. Rinkenberger, each of whom was a “named executive officer” in the proxy statement relating to the Company’s 2008 annual meeting of stockholders;

(3)	agreements evidencing awards granted to Messrs. Hockema, Barneson, Donnan and Rinkenberger prior to 2008 under the Company’s 2006 Equity and Performance Incentive Plan (the “Pre-2008 Equity Awards”); and

(4)	the Kaiser Aluminum Fabricated Products Restoration Plan.
The amendments consist of various technical and clarifying changes intended to bring such arrangements into compliance with Section 409A of Internal Revenue Code of 1986, as amended (the “Code”), and to ensure that such arrangements meet the requirements for avoiding accelerated taxes and penalties under Section 409A of the Code.
     The amendment to the Hockema Employment Agreement, a form of amendment to the Change in Control Severance Agreements, the amendment to the agreements evidencing the Pre-2008 Equity Awards and the amendment to the Restoration Plan are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit
Number	Description
10.1	Amendment dated December 31, 2008 to the Employment Agreement between Jack A. Hockema and the Company.

10.2	Form of Amendment to the Change in Control Severance Agreement with John Barneson, John M. Donnan, and Daniel J. Rinkenberger.

10.3	Amendment dated December 31, 2008 to the agreements evidencing awards granted to Messrs. Jack A. Hockema, John Barneson, John M. Donnan and Daniel J. Rinkenberger prior to 2008 under the Company’s 2006 Equity and Performance Incentive Plan.

10.4	Amendment to the Kaiser Aluminum Fabricated Products Restoration Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)
By:	/s/ John M. Donnan
John M. Donnan
Senior Vice President, General Counsel and Secretary

Date: December 31, 2008

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment dated December 31, 2008 to the Employment Agreement between Jack A. Hockema and the Company.

10.2	Form of Amendment to the Change in Control Severance Agreement with John Barneson, John M. Donnan, and Daniel J. Rinkenberger.

10.3	Amendment dated December 31, 2008 to the agreements evidencing awards granted to Messrs. Jack A. Hockema, John Barneson, John M. Donnan and Daniel J. Rinkenberger prior to 2008 under the Company’s 2006 Equity and Performance Incentive Plan.

10.4	Amendment to the Kaiser Aluminum Fabricated Products Restoration Plan.